UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

HAMMER FIBER OPTICS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-35876	98-1032170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6151 Lake Osprey Drive, Suite 300
 Sarasota, Florida, United States 34240
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (941) 306 3019

401 East 34th Street, Suite #N27J
 New York, New York, 10016 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2022, Hammer Fiber Optics Holdings Corp. (the "Company") entered into a Securities Purchase Agreement (the "Mast SPA") by and between the Company and Mast Hill Fund, L.P. ("Mast"). Pursuant to the terms of the Mast SPA, the Company agreed to sell to Mast and Mast agreed to purchase from the Company, a promissory note in the aggregate principal amount of $550,000 (the "Mast Note"), convertible into shares of the Company's common stock upon the terms and subject to the limitations and conditions set forth in the Mast Note. The Mast Note has an original issue discount of $55,000, resulting in gross proceeds to the Company of $495,000. Mast has piggyback registration rights pursuant to the terms of the Mast SPA.

Pursuant to the terms of the Mast SPA, the Company also agreed to issue (i) a common stock purchase warrant to purchase 150,000 shares of Company common stock at an exercise price of $3.00, subject to adjustment as set forth therein (the "Mast First Warrant"), (ii) a common stock purchase warrant to purchase 150,000 shares of Company common stock at an exercise price of $1.50, subject to adjustment as set forth therein (the "Mast Second Warrant" and together with the Mast First Warrant, the "Mast Warrants"), and (iii) 475,000 shares of Company common stock to Mast as additional consideration for the purchase of the Mast Note.

The Mast Note bears interest at a rate of 12% per annum and matures on February 11, 2023. Any amount of principal or interest on the Mast Note which is not paid when due will bear interest at a rate of the lesser of (i) 16% per annum and (ii) the maximum amount permitted by law. The Mast Note may not be prepaid in whole or in part except as provided in the Mast Note by way of conversion at Mast's option.

Mast has the right at any time to convert all or any part of the outstanding and unpaid principal amount and interest of the Mast Note into common stock, subject to a 4.99% equity blocker, at a conversion price of $0.58 per share; provided, however, that Mast is entitled to deduct $1,750 from the conversion amount in each case to cover Mast's fees associated with conversion.

Mast's right to exercise each of the Mast Warrants is subject to a 4.99% equity blocker. Each of the Mast Warrants expires on the five-year anniversary of issuance.

The foregoing description of the Mast SPA, the Mast Note and the Mast Warrants does not purport to be complete and is qualified in its entirety by reference to the Mast SPA, the Mast Note, the First Mast Warrant and the Second Mast Warrant, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

On February 17, 2022, the Company entered into a Securities Purchase Agreement (the "Talos SPA") by and between the Company and Talos Victory Fund, LLC ("Talos"). Pursuant to the terms of the Talos SPA, the Company agreed to sell to Talos, and Talos agreed to purchase from the Company, a promissory note in the aggregate principal amount of $275,000 (the "Talos Note"), convertible into shares of the Company's common stock upon the terms and subject to the limitations and conditions set forth in the Talos Note. The Talos Note has an original issue discount of $27,500, resulting in gross proceeds to the Company of $247,500. Talos has piggyback registration rights pursuant to the terms of the Talos SPA.

Pursuant to the terms of the Talos SPA, the Company also agreed to issue (i) a common stock purchase warrant to purchase 75,000 shares of Company common stock at an exercise price of $3.00, subject to adjustment as set forth therein (the "Talos First Warrant"), (ii) a common stock purchase warrant to purchase 75,000 shares of Company common stock at an exercise price of $1.50, subject to adjustment as set forth therein (the "Talos Second Warrant" and together with the Talos First Warrant, the "Talos Warrants"), and (iii) 237,500 shares of Company common stock to Talos as additional consideration for the purchase of the Talos Note.

The Talos Note bears interest at a rate of 12% per annum and matures on February 17, 2023. Any amount of principal or interest on the Talos Note which is not paid when due will bear interest at a rate of the lesser of (i) 16% per annum, and (ii) the maximum amount permitted by law. The Talos Note may not be prepaid in whole or in part except as provided in the Talos Note by way of conversion at Talos' option.

Talos has the right at any time to convert all or any part of the outstanding and unpaid principal amount and interest of the Talos Note into common stock, subject to a 4.99% equity blocker, at a conversion price of $0.58 per share; provided, however, that Talos is entitled to deduct $1,750 from the conversion amount in each case to cover Talos' fees associated with conversion.

Talos' right to exercise each of the Talos Warrants is subject to a 4.99% equity blocker. Each of the Talos Warrants expires on the five-year anniversary of issuance.

The foregoing description of the Talos SPA, the Talos Note and the Talos Warrants does not purport to be complete and is qualified in its entirety by reference to the Talos SPA, the Talos Note, the First Talos Warrant and the Second Talos Warrant, copies of which are filed as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above regarding the Mast Note and the Talos Note is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Securities Purchase Agreement dated as of February 11, 2022 by and between the registrant and Mast Hill Fund, L.P.
10.2	Promissory Note issued by the registrant on February 11, 2022 in favor of Mast Hill Fund, L.P.
10.3	First Common Stock Purchase Warrant issued by the registrant on February 11, 2022 to Mast Hill Fund, L.P.
10.4	Second Common Stock Purchase Warrant issued by the registrant on February 11, 2022 to Mast Hill Fund, L.P.
10.5	Securities Purchase Agreement dated as of February 17, 2022 by and between the registrant and Talos Victory Fund, LLC.
10.6	Promissory Note issued by the registrant on February 17, 2022 in favor of Talos Victory Fund, LLC.
10.7	First Common Stock Purchase Warrant issued by the registrant on February 17, 2022 to Talos Victory Fund, LLC.
10.8	Second Common Stock Purchase Warrant issued by the registrant on February 17, 2022 to Talos Victory Fund, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hammer Fiber Optics Holdings Corp.

Date: February 22, 2022	/s/ Michael P. Cothill
Michael P. Cothill
Executive Chairman